_________________________________________________

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 6, 2005

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127620	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal) Offices Executive	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                              None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

161949 GSR 2005-AR6
Form 8-K

Item 8.01  Other Events.1

Filed herewith as Exhibit 99.1 are preliminary Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the “Commission”) on February 17, 1995, to the Public Securities Association) and as Exhibit 99.2 are certain Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to GS Mortgage Securities Corp. (the “Company”) by Goldman, Sachs & Co. (the “Underwriter”) in respect of the Company’s proposed offering of certain classes of the GSR Mortgage Loan Trust 2005-AR6 Mortgage Pass-Through Certificates, Series 2005-AR6 (such classes, the “Certificates”).

The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”).  The Certificates will be registered pursuant to the Act under the Company’s Registration Statement on Form S-3 (No. 333-127620).  The Company hereby incorporates the attached preliminary Structural and Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

Any statement or information contained in the attached preliminary Structural and Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

1  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

161949 GSR 2005-AR6
Form 8-K

Item 9.01  Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits:

99.1                 Preliminary Structural and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2005-AR6 Mortgage Pass-Through Certificates, Series 2005-AR6.

99.2                 Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2005-AR6 Mortgage Pass-Through Certificates, Series 2005-AR6.

161949 GSR 2005-AR6
Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        GS MORTGAGE SECURITIES CORP.

                                                                        By:       /s/ Howard Altarescu

                                                                              Name: Howard Altarescu

                                                                              Title:   Vice President

Dated:  September 8, 2005

161949 GSR 2005-AR6
Form 8-K

EXHIBIT INDEX

Exhibit No.                              Description

99.1                                         Preliminary Structural and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2005-AR6 Mortgage Pass-Through Certificates, Series 2005-AR6.

99.2                                         Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2005-AR6 Mortgage Pass-Through Certificates, Series 2005-AR6.

161949 GSR 2005-AR6
Form 8-K

Exhibit 99.1     Preliminary Structural and Collateral Term Sheets

161949 GSR 2005-AR6
Form 8-K

Exhibit 99.2     Computational Materials

161949 GSR 2005-AR6
Form 8-K